UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2013
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000
Not Applicable
(Former name or former address, if changed since last report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On April 2, 2013, Celanese Corporation (the "Company") issued a press release announcing the Company had elected to change its accounting policy for recognizing actuarial gains and losses and changes in the fair value of plan assets for the Company's defined benefit pension plans and other postretirement benefit plans (collectively, the "Plans") commencing January 1, 2013. On the same date, the Company filed a Current Report on Form 8-K (the "April 2 Form 8-K") with the Securities and Exchange Commission ("SEC") to, among other things, provide investors with retrospectively adjusted earnings for the prior five years (unaudited) and reconciliations of non-GAAP financial measures for the same periods.
This Current Report on Form 8-K is being filed with the SEC by the Company to retrospectively adjust certain items contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed on February 8, 2013 (the "2012 Form 10-K"), including certain audited financial statements, to reflect management's election, effective January 1, 2013, to change its accounting policy for recognizing actuarial gains and losses and changes in the fair value of plan assets for its Plans.
As previously reported in the April 2 Form 8-K and the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013 filed on April 19, 2013, management elected to immediately recognize in operating results net actuarial gains and losses and the change in fair value of plan assets annually in the fourth quarter of each fiscal year rather than deferring and amortizing them into future years. Events requiring a plan remeasurement will continue to be recognized in the quarter in which such remeasurement event occurs. The Company believes the new accounting policy is preferable as it eliminates the delay in recognizing gains and losses within operating results. The policy changes have no impact on future pension and postretirement benefit funding or pension and postretirement benefits paid to participants. The financial information included in this Current Report has been retrospectively adjusted to reflect the changes in accounting policy.
Previously, all components of net periodic benefit cost were allocated to each business segment on a ratable basis. In conjunction with the changes in accounting policy, the Company now allocates only the service cost and amortization of prior service cost components of its Plans to its business segments. All other net periodic benefit cost components are recorded as Other Activities. The components of net periodic benefit cost that are no longer allocated to each business segment include interest cost, expected return on assets and net actuarial gains and losses as these components are considered financing activities managed at the corporate level. Management believes the revised expense allocation more appropriately matches the cost incurred for active employees to the respective business segment. The financial information for each business segment included in this Current Report reflects the retrospective application of this expense allocation change on each period.
The following Items (or portions thereof) of the 2012 Form 10-K are being adjusted retrospectively to reflect the pension accounting policy changes described above (which Items (or portions thereof) as adjusted are attached as Exhibits hereto and hereby incorporated by reference herein):

•	Exhibit 99.1 – Item 6 – Selected Financial Data

•	Exhibit 99.2 – Item 8 – Financial Statements and Supplementary Data

•	Exhibit 99.3 – Item 15 – Exhibits, Financial Statement Schedules (Financial Statements)

•	Exhibit 99.4 – Item 15 – Exhibits, Financial Statement Schedules (Exhibit 12.1 – Statement of Computation of Ratio of Earnings to Fixed Charges)

•	Exhibit 101.INS – XBRL Instance Document

•	Exhibit 101.SCH – XBRL Taxonomy Extension Schema Document

•	Exhibit 101.CAL – XBRL Taxonomy Extension Calculation Linkbase Document

•	Exhibit 101.DEF – XBRL Taxonomy Extension Definition Linkbase Document

•	Exhibit 101.LAB – XBRL Taxonomy Extension Label Linkbase

•	Exhibit 101.PRE – XBRL Definition Extension Presentation Linkbase Document
No Items of the 2012 Form 10-K other than those identified above are being revised by this Current Report. Information in this Current Report is as of December 31, 2012 and this filing does not reflect any subsequent information or events other than the adoption of the accounting policy changes, as described above. Without limitation of the foregoing, this filing does not purport to update the Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the 2012 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or becoming known to management subsequent to the date of the filing of the 2012 Form 10-K. More current information is contained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013 and other filings with the SEC. This Current Report should be read in conjunction with the 2012 Form 10-K and such Quarterly Report on Form 10-Q and other filings. The Quarterly Report on Form 10-Q and other filings contain important information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2012 Form 10-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number
Description

23.1	Consent of Independent Registered Public Accounting Firm of Celanese Corporation, KPMG LLP.

99.1	Item 6, Form 10-K - Selected Financial Data.

99.2	Item 8, Form 10-K - Financial Statements and Supplementary Data.

99.3	Item 15, Form 10-K - Exhibits, Financial Statement Schedules (Financial Statements).

99.4	Item 15, Form 10-K - Exhibits, Financial Statement Schedules (Exhibit 12.1 - Statement of Computation of Ratio of Earnings to Fixed Charges).

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ James R. Peacock III
Name:	James R. Peacock III
Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary

Date: April 26, 2013

INDEX TO EXHIBITS

Exhibit Number
Description

23.1	Consent of Independent Registered Public Accounting Firm of Celanese Corporation, KPMG LLP.

99.1	Item 6, Form 10-K - Selected Financial Data.

99.2	Item 8, Form 10-K - Financial Statements and Supplementary Data.

99.3	Item 15, Form 10-K - Exhibits, Financial Statement Schedules (Financial Statements).

99.4	Item 15, Form 10-K - Exhibits, Financial Statement Schedules (Exhibit 12.1 - Statement of Computation of Ratio of Earnings to Fixed Charges).

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.